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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 9, 2006

MAGNA ENTERTAINMENT CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-30578 (Commission File Number)	98-0208374 (I.R.S. Employer Identification No.)

337 Magna Drive, Aurora, Ontario, Canada (Address of Principal Executive Offices)	L4G 7K1 (Zip Code)
(905) 726-2462 (Registrant's Telephone Number, Including Area Code)
Not Applicable (Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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/    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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/    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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/    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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/    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

On January 9, 2006, the Registrant issued a press release announcing that it entered into a memorandum of understanding with Churchill Downs Incorporated and Racing UK for media rights and to develop a subscription television channel to broadcast races into the United Kingdom and Ireland.

The full text of the press release issued by the Registrant is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Note: The information contained in this report on Form 8-K (including Exhibit 99.1) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

ITEM 9.01    Financial Statements and Exhibits

(c)
Exhibits

Exhibit 99.1    Copy of Registrant's press release dated January 9, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAGNA ENTERTAINMENT CORP. (Registrant)
January 11, 2006	by:	/s/ BLAKE S. TOHANA Blake S. Tohana, Executive Vice-President and Chief Financial Officer

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SIGNATURES